UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2010
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California		94587
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 1.01	Entry into a Material Definitive Agreement.
On August 24, 2010, Jason Zielonka, M.D., resigned from his position as Senior Vice President & Chief Medical Officer of Questcor Pharmaceuticals, Inc. (the “Company”), effective September 15, 2010. As Chief Medical Officer, Dr. Zielonka was responsible for managing the Medical Affairs function at the Company. Overall responsibility for Medical Affairs has been re-assigned to Steve Cartt, the Company’s Executive Vice President and Chief Business Officer. David Young, the Company’s Chief Medical Officer, will continue to be responsible for the Company’s activities related to its supplemental New Drug Application filing with the U.S. Food and Drug Administration.
In connection with the resignation, the Company and Dr. Zielonka entered into a Resignation Agreement and General Release (the “Resignation Agreement”). Pursuant to the Resignation Agreement, the Company will provide Dr. Zielonka with salary continuation for a period of six (6) months following the effective date of the Resignation Agreement. The foregoing description of the Resignation Agreement entered into with Dr. Zielonka does not purport to be complete and is qualified in its entirety by reference to the Resignation Agreement, which is filed as Exhibit 10.1 hereto and is incorporated into this report by reference.

Item 1.02	Termination of a Material Definitive Agreement.
Upon the entry into the Resignation Agreement, Dr. Zielonka’s Severance Agreement, entered into by and between the Company and Dr. Zielonka on January 29, 2010, was terminated by mutual consent of the parties.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
10.1	Resignation Agreement and General Release, by and between Questcor Pharmaceuticals, Inc. and Dr. Jason Zielonka, dated August 24, 2010.

SIGNATURES
          Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2010	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Gary M. Sawka
Gary M. Sawka
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Resignation Agreement and General Release, by and between Questcor Pharmaceuticals, Inc. and Dr. Jason Zielonka, dated August 24, 2010.